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                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported):  July 22, 1996
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                     Dynamic Materials Corporation
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        (Exact name of registrant as specified in its charter)



          Colorado                0-8328            84-00608431
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(State or other jurisdiction    (Commission        (IRS Employee
     of incorporation)          File Number)     Identification No.)



   551 Aspen Ridge Drive, Lafayette, CO                80026
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 (Address of principal executive offices)           (Zip Code)



  Registrant's telephone number, including area code:  (303) 665-5700
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     (Former name or former address, if changed since last report)


                    EXHIBIT INDEX APPEARS ON PAGE 5
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On July 22, 1996, the Registrant acquired the assets of the Detaclad operation of E.I. DuPont de Nemours and Company. The Detaclad assets acquired were used by DuPont in the manufacture, storage, handling, processing, distributing, selling and marketing of explosion bonded clad metal plates (the "Business"), and in the production of Mypolex[R] industrial diamonds. The Registrant anticipates using the assets acquired for similar purposes. Although the same machinery and equipment are used in the shock synthesis process utilized in the production of industrial diamonds, the Registrant did not acquire certain proprietary and other assets used in the manufacture of Mypolex[R] industrial diamonds. In a separate Tolling/Services Agreement, the Registrant has agreed to perform explosive shock synthesis services for DuPont in connection with the production of industrial diamonds according to DuPont's process for manufacturing Mypolex[R] industrial diamonds. Under this agreement, the Registrant will supply 100% of DuPont's requirements for such diamonds. The assets acquired consisted principally of trade accounts receivable, inventories, machinery, equipment (including computer equipment), and certain trade names, patents and patent applications used in the Business, as well as a sublease of the facilities at which the Business is conducted.

     The purchase price of $4,978,469 was paid in cash at closing.
The consideration paid was determined based on the fair market value of the assets acquired. The purchase price is subject to post-closing adjustment based upon subsequent accounting for accounts receivable and inventory. The amount of the post-closing adjustment (to be determined within 60 days of closing) is not anticipated to be material.

     There are no material relationships between the directors, officers, or affiliates of the parties to this transaction.

     The source of funds used for the acquisition included $1,200,000 of cash and $3,778,469 of borrowing from Key Bank of Colorado under a revolving line of credit made in the ordinary course of the business.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired.

     It is not practicable to provide required financial statements at the date of the Form 8-K. In a letter dated July 8, 1996 to the Registrant from the Office of the Chief Accountant, U.S. Securities and Exchange Commission, the Registrant has agreed to provide Statements of Net Assets Acquired as of December 31, 1995 on an audited basis and as of June 30, 1996 on an unaudited basis. In addition, a Statement of Revenues and Direct Operating Expenses will be provided for the years ended December 31, 1994 and December 31, 1995 on an audited basis and for the six month period ended June 30, 1996 on an unaudited basis.

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     The indicated financial statements will be filed not later than
60 days after this report on Form 8-K must be filed.

(b)  Pro forma financial information.

     In addition, pro forma financial statements complying with
Article 11 of Regulation S-X will be filed not later than 60 days after this report on Form 8-K must be filed.

(c)  Exhibits.

     2.1  Purchase and Sale Agreement dated July 22, 1996 between
          Dynamic Materials Corporation and E.I. DuPont de Nemours and
          Company

     10.1 Tolling/Services Agreement for Industrial Diamonds dated July 22, 1996 between E.I. DuPont de Nemours and Company and Dynamic Materials Corporation

     10.2 Sublease dated July 22, 1996 between E.I. DuPont de Nemours and Company and Dynamic Materials Corporation

     10.3 Credit Facility and Security Agreement dated July 19, 1996 between Dynamic Materials Corporation and Key Bank of
          Colorado.

     99.1 Press release dated July 22, 1996





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                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DYNAMIC MATERIALS CORPORATION
                              (Registrant)


Date  August 6, 1996          By: /s/ Craig N. Evans
                                 -------------------------------------
                              Name:  Craig N. Evans
                              Title: Vice President Finance and Chief
                                     Financial Officer






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                             EXHIBIT INDEX
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Exhibit
   No.    Description
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  2.1     Purchase and Sale Agreement dated July 22, 1996 between
          Dynamic Materials Corporation and E.I. DuPont de Nemours and
          Company

 10.1 Tolling/Services Agreement for Industrial Diamonds dated July 22, 1996 between E.I. DuPont de Nemours and Company and Dynamic Materials Corporation

 10.2 Sublease dated July 22, 1996 between E.I. DuPont de Nemours and Company and Dynamic Materials Corporation

 10.3 Credit Facility and Security Agreement dated July 19, 1996 between Dynamic Materials Corporation and Key Bank of
          Colorado.

 99.1     Press release dated July 22, 1996



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